Exhibit 99.1

| 1 1 NASDAQ: CTSO Life Sciences Forum June 24, 2026

| 2 2 Safe Harbor Statement Statements in this presentation include forward - looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward - looking statements include, but are not limited to, statements about our plans, objectives, future targets and outlooks for our business, representations and contentions, and the outcome of our regulatory submissions, and are not historical facts and typically are identified by use of terms such as “may,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “conti nue ” and similar words, although some forward - looking statements are expressed differently. You should be aware that the forward - looking statements in this presentation represent management’s current judgment and expectations, but our actual results, events and performance could differ materially from those in the forward - looking statements. Factors which could cause or contribute to such differences include, but are not limited to, our restructuring of our direct sales team and strategy in Ge rma ny, the impact of geopolitical events including the recent war in Iran, our ability to successfully obtain U.S. FDA and Health Ca nad a regulatory approval and marketing authorization, our ability to complete our strategic workforce and cost reduction plan to reduce costs, optimize operations, and achieve operating cash - flow break - even in the second half of 2026, our ability to appropriately finance the Company, including our ability to meet our financial obligations and comply with the covenants unde r our existing debt agreement, and the risks discussed in our Annual Report on Form 10 - K, filed with the SEC on March 30, 2026, as updated by the risks reported in our Quarterly Reports on Form 10 - Q, and in the press releases and other communications to shareholders issued by us from time to time which attempt to advise interested parties of the risks and factors which may aff ect our business. We caution you not to place undue reliance upon any such forward - looking statements. We undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events, o r otherwise, other than as required under the Federal securities laws.

| 3 3 Regulatory Disclaimer Cyto Sorb • CE Marked in Europe for the following APPROVED Indications for Use: • Cytokine Removal • Bilirubin and Myoglobin Removal • Ticagrelor and Rivaroxaban removal during cardiothoracic surgery • CytoSorb is NOT yet cleared/approved by the FDA or Health Canada DrugSorb - ATR • INVESTIGATIONAL DEVICE: Limited by U.S. Federal Law to Investigational Use Only • This Investigational Device is NOT yet cleared/approved by FDA, Health Canada, or by any other Global Regulatory Agency, and it is NOT commercially available for sale • Proposed Indication for Use: To reduce the severity of perioperative bleeding in patients undergoing coronary artery bypass grafting (CABG) within 2 days of ticagrelor discontinuation

CytoSorbents Overview

- U.S.-based medical device company (Nasdaq: CTSO) specializing in blood purification to treat life-threatening conditions in the intensive care unit and cardiac surgery with its proprietary, biocompatible, porous polymer bead technology

- CytoSorb, the first and most studied CE-mark approved extracorporeal cytokine adsorber in the European Union, is manufactured by CytoSorbents in the U.S. and distributed in more than 70 countries worldwide, **with 300,000+ human treatments cumulatively to date.** Approved for:
    - Cytokine Removal
    - Bilirubin and Myoglobin Removal
    - Ticagrelor and Rivaroxaban removal during cardiothoracic surgery

- 2025 Sales were $37.1M with 71% gross margins – High margin razorblade business model

- Strategic Partnerships with Fresenius Medical Care, B Braun, and Terumo Cardiovascular

- U.S. government support for the technology with ~$50M in grants, contracts, other non-dilutive funds from NIH, NHLBI, DARPA, DHA, US Army, US Air Force, JPEO-CBD, USSOCOM, etc.

- Pursuing U.S. FDA and Health Canada approval of DrugSorb-ATR to reduce perioperative bleeding risk in patients on blood thinners during cardiac surgery

- Anticipating operating cash flow breakeven in 2H 2026 and future profitability


CytoSorb® 300
REGAIN CONTROL
CytoSorbents Inc.


DrugSorb
ATR

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CytoSorbents™

5 The Power of the Bead • Excellent removal of a broad range of substances from whole blood and plasma • Solid state porous polymer chemistry that does not use ligands, antibodies, cells, or biologics • 20 issued U.S. patents and multiple patents issued and pending worldwide Hemocompatible , highly porous polymer bead platform technology that act like tiny sponges to remove harmful substances from blood by pore capture , adsorption, and concentration |

We are an Innovation Leader in Acute Care Blood Purification

Commercially Available Products		
CytoSorb®	Sepsis | Critical care | Cardiac surgery	E.U., FDA EUA
ECOS-300CY®	Ex-vivo organ perfusion for transplant	E.U.
VETRESQ®	Veterinarian critical care	U.S.
PuriFi®	Hemoperfusion pump	E.U.
HotSwap™	Rapid device interchange system	E.U.

Pipeline Product	Application	Pre-Clinical	Pilot	Pivotal	Status
DrugSorb™ ATR	Removal of antithrombotic drugs	2 FDA Breakthrough Device Designations			US De Novo Submission – Late 2026/Early 2027
HemoDefend BGA	Universal Blood Products				FDA Pre-IDE feedback scheduled in July. Clinical trials expected 2027
CytoSorb-XL	Successor to CytoSorb				Pipeline
ContrastSorb	CT Imaging and interventional radiology procedures				Pipeline

CytoSorbents™

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| 7 Products are “Plug and Play” Compatible Compatible with Existing Blood Pump Infrastructure In Hospitals Today ECMO (Extracorporeal Membrane Oxygenation) CPB (Cardiopulmonary Bypass) Dialysis or CRRT (Continuous Renal Replacement Therapy) CytoSorbents Confidential Hemoperfusion (Standalone Treatment)

| 8 Cyto Sorb Our Core Business C ytoSorb is E.U. CE Mark approved but not yet cleared or approved in the U.S./Canada

CytoSorb is Expanding the Dimension of Blood Purification

CytoSorb is a powerful blood purification technology CE-mark approved in the E.U. to reduce cytokines, bilirubin, myoglobin, and blood thinners like ticagrelor & rivaroxaban. It removes many substances that dialysis cannot.

CytoSorb is designed to work like the liver


CytoSorb
REGAIN CONTROL

Large Molecules and Fat soluble substances

Cytokines
Inflammatory mediators
Bacterial toxins
Liver toxins
Proteins and peptides



Dialysis is designed to work like the kidney



Small Molecules and Water soluble substances

Urea, Ammonia
Electrolytes
Water
Water-soluble drugs



CytoSorb has 7 football fields of surface area to bind toxins versus ¾ of a ping pong table for a dialyzer

CytoSorbents™

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| 10 10 Uncontrolled Massive Inflammation - the Heart of Critical Illness • Acute inflammation is the body’s mechanism to fight injury and infection • However, severe inflammation, driven by cytokine storm, can cause a chain reaction of problems that can end in organ failure and death • Severe inflammation is the common thread amongst most critical illnesses and impacts up to 60% of patients in the ICU. Is directly correlated to increased severity of illness, organ failure, and mortality CytoSorb removes cytokines and other inflammatory toxins that fuel the fire of this deadly inflammation SHOCK CAPILLARY LEAK IMMUNE DYSFUNCTION DIRECT TISSUE DAMAGE MICROVASCULAR DYSFUNCTION HYPERCOAGULABILITY CELL - MEDIATED INJURY

| 11 11 Targets Deadly Conditions That Afflict Millions of People Lung Injury Burn Injury S e psis COVID - 19 Influenza Cytokine Release Syndrome Surgical Complications Liver Failure T rauma Critical Care Cardiothoracic Surgery Removes the “fuel to the fire” of massive uncontrolled inflammation that is often associated with organ failure and death Reduces inflammation and blood thinners , targeting reduction in complications of cardiac surgery like sepsis, bleeding, shock, and others Life - threatening bleeding due to anti - thrombotic “blood thinners” Infective Endocarditis High Risk Procedures Pancreatitis

| 12 100% CytoSorb Has Much Larger ICU Opportunity than Dialysis 80% 60% 40% 20% Dialysis/CRRT for Kidney Failure CytoSorbents Sepsis, Septic Shock, Other Shock Infectious diseases (flu, COVID - 19, other) Burn injury Drug overdose Blood thinner toxicity Trauma, Rhabdomyolysis Cytokine storm/ Cytokine release syndrome Liver failure Acute Respiratory Distress Syndrome (ARDS) High risk surgical procedures, aortic surgery, Infective endocarditis Post - surgical complications Organ transplant Pancreatitis Neuroinflammation Percentage of Applicable Patients in the ICU CytoSorb, by removing cytokines and inflammatory toxins, can be used to help reduce severe inflammation that plays a dangerous role in 40 - 60% of patients in the ICU. Compare this to the only 10 - 15% of patients who require dialysis in the ICU that generates billions of dollars in revenue for major dialysis companies.

| 13 CytoSorb Supported by a Wealth of Clinical Data

| 14 Highest Chance for Good Cinical Outcome Right Patient Right Dose Right Timing The Key to Success: Right Patient, Right Timing, Right Dosing Just like antibiotics, CytoSorb works most effectively when: • Treat Early • Treat Intensively • Compete the Full Course of Treatment Before After

CytoSorbents is Leading a New Era in Sepsis Treatment

One in 5 deaths is related to sepsis. For more than a decade, CytoSorbents has collaborated with clinicians and scientists around the world to advance the treatment of sepsis and septic shock by complementing traditional antibiotics with the broad-spectrum capability of CytoSorb.



Antibiotics treat the infection



CytoSorb treats the deadly inflammatory response by removing the “fuel to the fire” that causes a system crash


CytoSorb
REGAIN CONTROL

CytoSorbents™

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CytoSorb is EU CE mark approved but not yet cleared or approved in the U.S./Canada

| 16 Turning the Tide of Sepsis and Septic Shock: Real World Insights with CytoSorb September 10, 2025 Link to webinar replay: https://cyto.news/webinar - sepsis/sep10

| 17 The Opportunity of DrugSorb - ATR is an investigational device that is not yet cleared/approved by FDA, Health Canada, or by any other Global Regulatory Agency and is not commercially available for sale

Blood Thinners and Cardiac Surgery


Eliquis
apixaban
d'apixaban
2.5 mg
Xarelto
(rivaroxaban)
Tablets 20 mg
BRILINTA
90 mg
AstraZeneca

- Tens of millions of patients globally take Direct Oral Anticoagulants (e.g, DOACs like Eliquis® and Xarelto®) and antiplatelet agents (e.g, Brilinta®) either chronically or acutely to reduce risk of heart attack, stroke, and other serious thrombotic complications

- Each year, an estimated 1-2% will require emergent or urgent surgery, particularly cardiac surgery
  - ~5-10% of emergency cardiac surgeries involve patients on chronic DOAC therapy
  - ~5-10% of heart attack patients on antiplatelet agents are not eligible for a stent and require CABG surgery


DrugSorb
ATR
30-0301
0206258
2026-02-01

- Blood thinners significantly increase the risk of perioperative bleeding in cardiac surgery. Delay of surgery for multiple days for drug clearance is typically recommended to reduce this risk

- There is a major unmet need in patients awaiting urgent cardiothoracic surgery
  - Many patients cannot wait due to the need for emergency surgery
  - Waiting for drug washout may increase the risk of poor patient outcomes (e.g. thrombotic events, clinical instability, and sudden death) and wastes valuable hospital resources

- DrugSorb-ATR is an FDA Breakthrough Designated Device with the potential to address this pervasive and serious unmet medical need

CytoSorbents™

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DrugSorb-ATR is an investigational medical device in the U.S. and Canada and is not yet cleared or approved.
Brilinta® , Eliquis®, and Xarelto® are trademarks of AstraZeneca, Bristol-Myers Squibb, and Bayer, respectively

| 19 Brilinta ® and the Use Case for 5 - 10% will need open heart surgery X X X X X The ultimate goal of DrugSorb - ATR is to allow patients to get the critical surgery they need without delay while reducing or preventing bleeding complications DrugSorb - ATR is an investigational device in th e U.S. and Canada and not yet cleared/approved

| 20 The Pivotal STAR - T RCT Paper Is Now Published DrugSorb - ATR is an investigational device in th e U.S. and Canada and not yet cleared/approved Mack, M, et al. J Thorac Cardiovasc Surg. 2026. Online ahead of print

FDA Regulatory Update for DrugSorb-ATR and Brilinta®

- FDA Appeal Decision of the original De Novo submission (August 20, 2025)
  - Upheld the prior denial decision based on missing primary endpoint of STAR-T pivotal trial, and required additional information primarily based on real-world evidence (RWE) and clinical outcomes to support the Company's desired label claim that would require a new De Novo submission
  - However, there were two important positive outcomes of the appeal decision
    - **FDA did not identify any issues with with device safety – key to the benefit-to-risk ratio that FDA uses to judge De Novo devices**
    - **Based on our understanding, FDA agreed to a focused review of a new De Novo submission on the remaining open items**

- Based on additional discussions this year, FDA has requested that additional mechanistic data be included alongside RWE within the new De Novo submission, likely generated from a small experimental study, **not** a new clinical trial with clinical endpoints.

- We now have a pre-submission meeting scheduled with FDA in August to discuss options to generate these additional mechanistic data. Once the plan is agreed upon, we will expedite the work to obtain these data and file a new De Novo application submission as soon as possible (late 2026 or early 2027)

- Following submission, a regulatory decision is typically expected within a 150-day review period, although timelines may be accelerated or extended based on the nature and scope of FDA interactions during the review process

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CytoSorbents™

DrugSorb-ATR is an investigational device in the U.S. and Canada and not yet cleared/approved

| 22 Potential Second Shot on Goal: DOAC Removal • We have previously discussed our intention to pursue an expanded label for DrugSorb - ATR to include removal of DOACs following an initial marketing approval. Meanwhile, real - world evidence and publications continue to grow for this indication • We have now scheduled a separate pre - submission meeting with FDA in August to review the data currently available for the DOAC indication and determine what, if any, additional information may be required to support a parallel De Novo submission for DOAC removal • This strategy is consistent with our second FDA Breakthrough Device Designation for DrugSorb - ATR to remove DOACs during cardiac surgery • Tens of millions of patients are on chronic or lifelong DOAC therapy for diseases such as atrial fibrillation, DVT, pulmonary embolism, and peripheral vascular disease. Eliquis ® (#7 pharmaceutical in the world with $14.4B in global 2025 sales) and Xarelto ® ($5.1B global 2025 sales) are the market leaders • Meanwhile real - world evidence using our technology to reduce the perioperative bleeding risk in cardiac surgery due to Brilinta and DOACs continues to build globally Eliquis ® and Xarelto ® are trademarks of Bristol - Myers Squibb and Bayer, respectively DrugSorb - ATR is an investigational device in th e U.S. and Canada and not yet cleared/approved

| 23 >$300M Initial Opportunity • U.S. & CAN Ticagrelor Removal in CABG >$200M >$450M Future Opportunity $1 - 2 Billion • U.S. & CAN Ticagrelor Removal in CABG • DOAC Removal in CABG • DOAC Removal in Hospital - Wide Applications >$150M >$450M Near - Term Opportunity >$600M • Expansion of U.S. & CAN Ticagrelor Removal in CABG • DOAC Removal in CABG Large Total Addressable Market

| 24 | 24 Financial Performance

| 25 25 Cyto Sorb Commercialization Focus Estimated Revenue By Market Revenue By Geography 17% 33% 50% Other Critical Care 17% Sepsis and Septic Shock Other Critical Care: 17% Cardiac Surgery • ARDS • Reversal of Shock • Trauma • Acute Liver / Pancreatic • Many Others 44% 24% 32% Critical Care Overall: 67% • Infective Endocarditis • Reversal of Vasoplegia • Removal of Antithrombotics • Complex Procedures Cardiac Surgery: 33% * Austria, Switzerland, Poland, Netherlands, England, Wales, North Ireland, Scotland, Ireland • We sell CytoSorb in more than 70 countries worldwide with more than 300,000 treatments to date • Sell Direct in Germany and 9 other countries & through Distributors and partners in the remainder 2025 Sales Germany 44% $ 16.5M 32% $ 11.8M 24% $ 8.8M Direct Non - Germany* Distributors/ Partners

| 26 A History of Strong Annual Sales Growth Q1 2026 Performance • Q1 2026 Sales were $8.9M, +2% vs $8.7M a year ago. Trailing 12 - month sales were $37.3M • 13% growth in Direct Sales outside Germany • Germany did well in midst of restructuring, achieving sales just slightly below last year with fewer people • Distributor sales were flat, but would have been higher by $0.5M due to delayed orders and the ripple effect caused by the US - Iran war • Q1 2026 Product Gross Margins were 69% compared to 71% a year ago due to an intentional slowing of production to burn off inventory. Offset by significant productivity gains, process improvements and cost reductions • Goal is to return to double digit growth $4.0 $8.2 $13.4 $20.3 $22.8 $30.1 $33.8 $31.1 $37.1 $37.3 $9.4 $6.3 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026* $ IN MILLONS Annual Product Sales Core Non-COVID-19 Product Sales COVID-19 Sales $39.5M $40.1M $29.4M* $31.1M* $ 35.6M $35.6 $29.1 $ 37.1M $ 37.3M *Trailing 12 - month sales ending 3/31/26

| 27 • Making good progress in driving improved negative free cash flow through efficiency development, cash management, and cost reductions • We now expect to be operating cash flow break even in the second half of 2026 • Ended Q1 2026 with $6.4 million in cash, cash equivalents and restricted cash* compared to $7.8 million (12/31/25) • $1.1 million cash burn in Q1 2026, net of $0.3 million of restructuring - related payments in the quarter Driving to Cash Flow Breakeven in 2H 2026 -$8,000 -$7,000 -$6,000 -$5,000 -$4,000 -$3,000 -$2,000 -$1,000 $0 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Amount (thousands) Negative Free Cash Flow* by Quarter * Negative Free Cash Flow = Net cash used in operating activities plus net cash used in investing activities

| 28 28 A Clear and Compelling Value Proposition We believe CytoSorbents is significantly undervalued and have a sound plan to build and maximize shareholder value CytoSorb is an established, international core business in critical care and cardiac surgery with $37.3M in high margin product sales ( ttm ) and an excellent “razorblade” business model with expectations for strong future growth due to: • Significant critical care and cardiac surgery market opportunity worldwide, targeting major unmet medical needs, with new products helping to drive usage and the value proposition • A wealth of clinical data that we are leveraging in the market • Active measures to restore overall sales growth to double digits A commitment to bringing DrugSorb - ATR to the North American market with two planned De Novo submissions pending completion of interactive discussions with the FDA Goal is to drive to cash flow breakeven in 2H 2026 and turn the corner to profitability in 2027

CytoSorbents Corporation
NASDAQ: CTSO


CytoSorb® 300
REGAIN CONTROL
CytoSorbents Inc.
7 Deer Park Drive, Suite K
Monmouth Junction, New Jersey 08852
United States of America

Company Contact:
Dr. Phillip Chan
pchan@cytosorbents.com
www.cytosorbents.com

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